Semi
Annual
Report

[GRAPHIC]

                                                                   June 30, 2002

TEMPLETON RETIREMENT ANNUITY

(yen) TRA SEPARATE ACCOUNT

(yen) FRANKLIN TEMPLETON

      VARIABLE INSURANCE PRODUCTS TRUST

      TEMPLETON GROWTH SECURITIES FUND - CLASS 1





          [LOGO]
FRANKLIN/(R)/ TEMPLETON/(R)/
       INVESTMENTS

TEMPLETON RETIREMENT ANNUITY SEMIANNUAL REPORT
TABLE OF CONTENTS


                Letter to Contract Owners.................     2
                A Word About Risk.........................     6
                Important Notes to Performance Information     7
                Manager's Discussion......................  TG-1
                Performance...............................  TG-5
                Financial Highlights......................  TG-6
                Statement of Investments..................  TG-8
                Financial Statements...................... TG-12
                Notes to Financial Statements............. TG-15
                Templeton Funds Retirement Annuity
                  Separate Account Financials.............  SA-1
                Index Descriptions........................   I-1

Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Please Note: Franklin Templeton Variable Insurance Products Trust (FTVIP) currently consists of 24 separate funds, which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current information on which funds and classes are available in that product.


TRA SA02 08/02

LETTER TO CONTRACT OWNERS

Dear Contract Owners:

This semiannual report for Templeton Retirement Annuity covers the period ended June 30, 2002. The six months under review was a time of flux, with signs of improvement and uncertainty within the world's economies and markets.

The U.S. economy expanded at a healthy pace as it pulled away from 2001's recession. Gross domestic product (GDP) growth rose at a 5.0% annualized rate in 2002's first quarter, due largely to resilient consumer demand bolstered by very low interest rates, relatively benign inflation and falling energy prices. Consequently, home and retail sales were robust but industrial production, employment and personal income grew only in fits and starts. Most corporations enacted stringent cost-containment measures, while at the same time reducing large inventories left over from 2001. The manufacturing and industrial sectors showed some of the strongest gains after a prolonged rout, a typical precursor to an economic recovery. By June, however, the rebound turned weaker than the government had anticipated, and second quarter 2002 GDP growth was estimated at just 1.1%.

Manufacturing and temporary jobs were on the rise but employment opportunities in most areas, especially the moribund services sector, remained weak despite a significant spike in employee productivity nationwide. Wavering consumer confidence levels, though higher than the 16-year average, reflected the uncertain economy and made little headway by June 2002. Consumers faced renewed terrorism worries, corporate scandals, the sluggish job market and record household debt loads. Even though corporate earnings improved, businesses began adopting a much leaner attitude and had yet to invest much capital toward plant and equipment purchases or upgrades. Noting the recovery's spotty nature, the Federal Reserve Board kept interest rates steady at 40-year lows throughout the reporting period, and in late June said that the U.S. economy had expanded at a "modest but uneven" pace since the first quarter's strong growth. At period-end the U.S. had a growing deficit coupled with rising government expenditures, much of which stemmed from the recent recession and newly enacted anti-terrorism measures. Also, the U.S. dollar's weakness became a concern. Its depreciation versus certain other currencies reflected falling demand for U.S. securities.

Globally, data releases portrayed an economic recovery that was uneven and struggling to gather momentum. With the U.S. as the world's leading market-based economy, others are compelled to follow, as happened during the reporting period. Trade to the U.S. increased, but globally the demand for international trade diminished somewhat. Higher unemployment and reduced personal consumption patterns across Europe hindered consumer and business confidence there. Asia and Latin America also suffered from reduced external demand for their goods and services. One bright spot was Japan, where the Bank of Japan announced that there were signs that its economy was stabilizing after years of turmoil. Japanese exports had their biggest quarterly increase in 21 years in first quarter 2002. However, the bank tempered its optimism by adding that it expected gains to slow. Rising exports and a pick-up in production typically assist in improving corporate profits and stimulating consumer demand. So with a world economy's nascent rebound being fueled by stronger exports, largely into the U.S., the lower U.S. dollar stood to undermine a key source of growth for Canada, Mexico, the U.K., the eurozone and Japan at period-end.

Economic uncertainty, war on terrorism, violence in the Middle East and a spate of negative corporate earnings news helped drive domestic equity markets lower throughout most of 2002's first half, continuing a two-year trend. But it was investors' sense of trust, or lack thereof, that most considered the greatest cloud hanging over the stock markets. Specifically, business practices came under scrutiny due to many corporations' deteriorating credit quality and well-publicized accounting scandals, mostly notably at Enron and WorldCom. For the six months ended June 30, 2002, the blue chips of the Dow Jones Industrial Average fared best in this difficult environment, posting a -6.91% total return based largely on the relative strength of manufacturing stocks. Meanwhile the broader Standard & Poor's 500 Composite Index (S&P 500) and the technology-heavy Nasdaq Composite Index slid quite a bit further, returning -13.15% and -24.78% during the same time. Technology-, communication- and drug-related stocks hurt the S&P 500 and Nasdaq indexes most. Value stocks generally outperformed growth stocks, which include volatile technology-related stocks, and the Russell 3000(R) Value Index returned -3.90% compared with the Russell 3000 Growth Index's -20.54% plunge for the six-month period./1/ Throughout the reporting period, scores of investors had exited the equities markets, many of whom shifted their assets into cash, bonds and real estate.

World equity markets generally followed those of the U.S., a potential consequence of the closely linked global economy. Thus, most foreign equity markets declined through January, gained some momentum in late February and March, then resumed their downhill trend toward 2002 lows at period-end. Returns were mixed for world stock markets in local currency terms, but due to the weakening U.S. dollar these returns were higher in U.S. dollar terms. While negative corporate earnings outlooks sent major European stock indexes to nine-month lows in June, strong performance was seen in Russia and several Asian markets. However, growing political and fiscal problems in Latin America dampened markets there just as demand from its major trading partners, namely the U.S., fell substantially.

Domestic debt securities generally outperformed equities. As leading economic indicators gradually weakened in the latter half of the reporting period, increased stock market volatility set off a renewed flight to quality as investors sought the relative safety of bonds. Treasury and municipal bonds, in particular, seemed to catch most of the repositioned assets from growing risk aversion. High yield corporate bonds, under continued pressure from slowing corporate growth and rising default rates, did not keep pace with other bond asset classes. Foreign bond markets generally posted positive returns in local currency terms. The European Central Bank and most other central banks made no additional interest rate reductions in 2002 following widespread monetary easing in 2001, tempering bond price gains.

Overall, we think an improving investment climate will depend on sustainable investor confidence, based on supportable increases in corporate profits. The volatility of these past six months demonstrated the challenges of finding legitimate earnings reports. While the persistently weak labor markets, terrorism alerts and violent conflicts in the Middle East may keep affecting investors' confidence, and other geopolitical risks are notable, we believe positive economic data exists and contributes to our outlook for continued recovery in the latter half of 2002. For example, consumer spending is largely unchanged from a year ago,

1. Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

home sales are reported to be generally robust, and we are seeing rising new orders and shipments across many industries, except telecommunications. Until the economy and markets find solid direction, however, there are looming concerns about the potential for a "double-dip" recession.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to focus on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Rupert H. Johnson, Jr.
Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

/s/ Ken Lewis
Kenneth A. Lewis
President and Chief Executive Officer
Templeton Funds Annuity Company

A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks. By having significant investments in particular sectors from time to time, some funds could carry greater risks of adverse developments in those sectors than a fund that always invests in a wider variety of sectors. The technology sector can be among the most volatile market sectors.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political and social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

IMPORTANT NOTES TO
PERFORMANCE INFORMATION

Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

                                               TEMPLETON GROWTH SECURITIES FUND


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

--------------------------------------------------------------------------------

During the six months ended June 30, 2002, international investors faced a challenging period, as evidenced by the 8.12% decline in U.S. dollar terms of the Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index. Geographically, one of the worst-performing regions was Europe, falling 4.33%, while the emerging markets finished better, up 2.07%. Energy, electric utilities, materials and consumer staples recorded positive returns while all other sectors within the MSCI AC World Free Index recorded negative returns, with the worst performance coming from telecommunications, an area where valuations remained high./1/

In the simplest of terms, stock markets historically have not liked uncertainty. During the reporting period several phenomena hit investors full force, and their risk aversion understandably increased. A few large scale accounting misrepresentations -- mostly by U.S. companies and auditors -- and conflicts of interest by Wall Street firms made headlines, effectively eroding confidence in the world's largest financial system and corporate America in general. Poor corporate earnings visibility surprised many investors who had hurried back to the market in late 2001 expecting the U.S. Federal Reserve Board's policy of monetary easing would improve economic fundamentals more rapidly than what actually occurred. Politically, the ongoing threat of terrorism as well as escalating geopolitical tensions in the Middle East and elsewhere continued to weaken investor sentiment. Risk premiums rose in response, and companies that previously had affordable access to short-term commercial paper, a generally lower-cost alternative to bank loans, were faced with finding more expensive financing. While any of these factors alone might not be enough to cause the sell-off we experienced during the reporting period, when accompanied by the persistently high valuations assigned to many of the developed world's most well-known and broadly held stocks, significant weakness seemed inevitable.

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

[GRAPHIC]
Geographic Distribution
Templeton Growth Securities Fund
Based on Total Net Assets
6/30/02

[PIE CHART APPEARS HERE WITH FOLLOWING INFORMATION]

Europe                     37.9%
North America              30.7%
Asia                       19.7%
Latin America               4.2%
Australia/New Zealand       3.6%
Short-Term Investments &
Other Net Assets            3.9%

Within this difficult environment, Templeton Growth Securities Fund managed to outperform its benchmark, the MSCI AC World Free Index, for the six-month period ended June 30, 2002./1/ We attribute our relatively favorable performance to our careful stock selection among defensive and undervalued securities.

Until this year, the U.S. dollar had appreciated against most major currencies, with few interruptions, since 1995. Although we do not attempt to forecast currency movements, we believed the euro (the currency of the 12 countries comprising the European Monetary Union) seemed undervalued versus the dollar, making shopping abroad with U.S. dollars a compelling diversification exercise. By period-end, the dollar gave up some of its lead, falling about 10% since January. We expect continued pressure on the dollar over the short term; however, we believe sharp and sudden collapse is unlikely.

Our U.S. exposure continued to fall, from 28.8% of total net assets on December 31, 2001, to 27.5% on June 30, 2002. Although diminishing U.S. equity markets reduced our allocation during the six-month period, we also trimmed exposure to some companies after their stock prices rose, and we were unable to find enough compelling bargains to replace them. Our holdings in economically defensive sectors such as food products (H.J. Heinz), household products (Procter & Gamble), aerospace and defense (Raytheon), insurance (Allstate and Torchmark), and food and drug retailing (Alberston's) held up well, benefiting from defensive revenue streams and undemanding valuations, in our opinion. With the exception of Alberston's, we reduced our positions in these solidly performing companies.

Foreign share valuations remained more attractive to us compared with those in the U.S., and for the first time in many years, the Fund's largest regional weighting was Europe, at 37.9% of total net assets on June 30, 2002. While Europe struggled with slower growth and poorer demographics than most of Asia, the region appeared to gain traction with broader reforms. Industry consolidation across country borders is occurring with increasing frequency now that the euro is in circulation. Post elections in France, we are cautiously optimistic that tax reform similar to Germany's can take hold in France as well as other countries. Overall, careful stock selection in undervalued and defensive sectors helped Fund performance despite a generally declining European market. Of the Fund's U.K. positions, food producer Unilever, multiline retailer Marks & Spencer, industrial conglomerate Smiths Group, and aerospace and defense company BAE Systems all turned in solid



                     Top 10 Holdings
                     Templeton Growth
                     Securities Fund
                     6/30/02

                     Company
                     Sector/Industry,            % of Total
                     Country                     Net Assets
                     --------------------------------------

                     Shell Transport & Trading
                     Co. PLC                        1.9%
                     Oil & Gas, U.K.

                     Eni SpA                        1.7%
                     Oil & Gas, Italy

                     BAE Systems PLC                1.6%
                     Aerospace & Defense, U.K.

                     Cheung Kong Holdings Ltd.      1.6%
                     Real Estate, Hong Kong

                     Albertson's Inc.               1.6%
                     Food & Drug Retailing, U.S.

                     HSBC Holdings PLC              1.6%
                     Banks, Hong Kong

                     E.ON AG                        1.6%
                     Electric Utilities, Germany

                     Koninklijke Philips
                     Electronics NV                 1.5%
                     Household Durables,
                     Netherlands

                     Akzo Nobel NV                  1.5%
                     Chemicals, Netherlands

                     Samsung Electronics
                     Co. Ltd.                       1.4%
                     Semiconductor Equipment
                     & Products, South Korea


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

performances. In our oil and gas holdings, Italian oil company Eni SpA and U.K. petroleum giant Shell Transport & Trading continued higher largely due to restructuring efforts and stronger oil prices. On the whole, Europe offers many solidly run multinational companies that appear to have been far less aggressive at boosting operating performance with accounting gimmickry. Despite Europe's underperformance during the six-month period, we are sanguine at the prospects offered there. In our opinion, once a global recovery takes hold, European companies and their relatively undemanding valuations could again attract investor attention.

With the exception of Japan, Asia's restructuring efforts in recent years have dramatically improved the balance sheets of many corporations in this region. Most impressively, Asia (ex Japan) continued to trade at a significant discount to "developed markets" despite having profitability levels matching the developed market ratios. Hong Kong has a strong record at generating free cash flow and arguably the most tangible and quoted assets in the world. At a time when investors are wary of tainted balance sheets, tangible assets become even more appealing. The Fund's two largest Asian positions were Hong Kong listed companies HSBC and Cheung Kong Holdings. The largest improvement in Asian restructuring terms was seen in South Korea, a prime example being General Motors' takeover of Daewoo, which reveals the South Korean government's willingness to allow foreign companies to purchase some of its key assets. Pent-up consumer demand resurfaced in the form of increased personal spending, and banks issued personal loans on an unprecedented basis. South Korea also posted strong performance, and the Fund benefited from its position in Samsung Electronics. In Japan, we remained underweighted versus the MSCI AC World Free Index as we are still pessimistic regarding the country's economic recovery. In our opinion, valuations, while more compelling than years ago in most cases, remain hampered by the need for real reform and true restructuring. During the period, we initiated a position in Komatsu and slightly increased our Nippon Telegraph & Telephone holdings. We will continue studying Japan in the hopes of finding opportunities.

In the technology sector, we remained underweighted primarily because we believe expectations remain overly optimistic and valuations are still ahead of any real improvement in fundamentals. However, we did initiate small positions in a few companies, including Indian IT consulting and services company Satyam Computers Services, Chinese wireless telecommunication services operator China Mobile, and electronic equipment and instruments companies Jabil Circuit (U.S.) and Celestica (Canada).

Looking forward, we anticipate continued volatility for the near- to intermediate-term, which we believe plays to our strength as stock-pickers. Our outlook for the U.S. economy is cautious as it remains to be seen whether consumer spending can maintain its pace given the continued announcements of layoffs and cost-cutting efforts across corporate America. However, we believe growth will eventually resume, stimulated by low interest rates and government spending, and we expect our more cyclical holdings to participate in the recovery. For the long term, we believe the global economy and its equity markets will recover in due course. In the meantime, we continue to search for the best bargains in the world, knowing that if they meet our rigorous analytical criteria, we have the patience to wait for their value to be realized.



 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/02

Templeton Growth Securities Fund - Class 1 delivered a -3.06% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

      Templeton Growth Securities Fund - Class 1
      Periods ended 6/30/02
                                                                  Since
                                                                Inception
                                                 1-Year 5-Year  (3/15/94)
      -------------------------------------------------------------------
             Cumulative Total Return             -3.92% +28.39% +106.17%
             Average Annual Total Return         -3.92%  +5.13%   +9.12%
             Value of $10,000 Investment         $9,608 $12,839  $20,617


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Templeton Growth Securities
Fund - Class 1


 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                           TG-5
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights



                                                                              Class 1
                                                -------------------------------------------------------------------
                                                Six Months Ended               Year Ended December 31,
                                                 June 30, 2002   --------------------------------------------------
                                                  (unaudited)      2001       2000       1999      1998      1997
                                                -------------------------------------------------------------------
Per share operating performance
(For a share outstanding throughout the period)

Net asset value, beginning of period...........     $  11.09     $  13.76  $    15.63  $  14.77  $  15.34  $  13.80
                                                ---------------- --------  ----------  --------  --------  --------
Income from investment operations:
  Net investment income/a/.....................          .12          .26         .30       .28       .35       .33
  Net realized and unrealized gains (losses)...         (.46)        (.36)       (.15)     2.66       .98      1.53
                                                ---------------- --------  ----------  --------  --------  --------
Total from investment operations...............         (.34)        (.10)        .15      2.94      1.33      1.86
                                                ---------------- --------  ----------  --------  --------  --------
Less distributions from:
  Net investment income........................         (.24)        (.28)       (.27)     (.36)     (.41)     (.24)
  Net realized gains...........................         (.22)       (2.29)      (1.75)    (1.72)    (1.49)     (.08)
                                                ---------------- --------  ----------  --------  --------  --------
Total distributions............................         (.46)       (2.57)      (2.02)    (2.08)    (1.90)     (.32)
                                                ---------------- --------  ----------  --------  --------  --------
Net asset value, end of period.................     $  10.29     $  11.09  $    13.76  $  15.63  $  14.77  $  15.34
                                                ---------------- --------  ----------  --------  --------  --------

Total return/b/................................      (3.06)%       (.98)%       1.74%    21.04%     8.98%    13.50%

Ratios/supplemental data
Net assets, end of period (000's)..............     $869,819     $996,725  $1,163,637  $708,310  $747,080  $758,445
Ratios to average net assets:
  Expenses.....................................         .90%/c/      .85%        .88%      .88%      .88%      .88%
  Net investment income........................        2.26%/c/     2.13%       2.18%     1.87%     2.27%     2.49%
Portfolio turnover rate........................       17.22%       31.05%      69.67%    46.54%    32.30%    24.81%



/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized

                      See notes to financial statements.
TG-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights (continued)

                                                                   Class 2
                                                -------------------------------------------
                                                Six Months Ended    Year Ended December 31,
                                                 June 30, 2002   -----------------------------
                                                  (unaudited)       2001      2000    1999/c/
                                                ---------------- --------   -------  ------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........     $  11.01     $  13.69   $ 15.60  $15.34
                                                ---------------- --------   -------  ------
Income from investment operations:
  Net investment income/a/.....................          .11          .21       .25     .17
  Net realized and unrealized gains (losses)...         (.45)        (.34)     (.15)   2.17
                                                ---------------- --------   -------  ------
Total from investment operations...............         (.34)        (.13)      .10    2.34
                                                ---------------- --------   -------  ------
Less distributions from:
  Net investment income........................         (.23)        (.26)     (.26)   (.36)
  Net realized gains...........................         (.22)       (2.29)    (1.75)  (1.72)
                                                ---------------- --------   -------  ------
Total distributions............................         (.45)       (2.55)    (2.01)  (2.08)
                                                ---------------- --------   -------  ------
Net asset value, end of period.................     $  10.22     $  11.01   $ 13.69  $15.60
                                                ---------------- --------   -------  ------

Total return/b/................................       (3.13)%     (1.31)%     1.47%  16.35%

Ratios/supplemental data
Net assets, end of period (000's)..............     $155,022     $113,925   $79,043  $4,483
Ratios to average net assets:
  Expenses.....................................        1.15%/d/     1.10%     1.12%   1.14%/d/
  Net investment income........................        2.09%/d/     1.80%     1.87%   1.17%/d/
Portfolio turnover rate........................       17.22%       31.05%    69.67%  46.54%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period January 6, 1999 (effective date ) to December 31, 1999. /d/Annualized

                                                                           TG-7
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited)

                                               COUNTRY      SHARES      VALUE
--------------------------------------------------------------------------------
Common Stocks 94.7%
Aerospace & Defense 2.7%
BAE Systems PLC............................ United Kingdom 3,247,043 $16,580,182
BAE Systems PLC, 144A...................... United Kingdom    35,823     182,921
Raytheon Co................................ United States      2,504     102,038
Rolls-Royce PLC............................ United Kingdom 4,427,334  10,932,355
                                                                     -----------
                                                                      27,797,496
                                                                     -----------
Airlines .9%
Singapore Airlines Ltd.....................   Singapore    1,303,100   9,514,640
                                                                     -----------
Automobiles .8%
Volkswagen AG..............................    Germany       165,400   8,036,739
                                                                     -----------
Banks 8.5%
Abbey National PLC......................... United Kingdom 1,006,120  11,839,232
Australia & New Zealand Banking Group Ltd..   Australia    1,039,334  11,254,366
DBS Group Holdings Ltd.....................   Singapore      725,000   5,088,439
Foreningssparbanken AB, A..................     Sweden       350,000   4,436,671
HSBC Holdings PLC..........................   Hong Kong    1,415,201  16,238,628
Lloyds TSB Group PLC....................... United Kingdom 1,406,237  13,996,780
San Paolo-IMI SpA..........................     Italy      1,022,000  10,254,721
/a/UBS AG..................................  Switzerland     270,250  13,591,945
                                                                     -----------
                                                                      86,700,782
                                                                     -----------
Chemicals 5.6%
Akzo Nobel NV..............................  Netherlands     355,200  15,466,509
BASF AG....................................    Germany       253,200  11,740,282
Bayer AG, Br...............................    Germany       418,290  13,260,556
DSM NV, Br.................................  Netherlands     199,950   9,279,105
Lyondell Chemical Co....................... United States    533,830   8,060,833
                                                                     -----------
                                                                      57,807,285
                                                                     -----------
Commercial Services & Supplies 1.0%
Waste Management Inc....................... United States    415,640  10,827,422
                                                                     -----------
Communications Equipment .2%
/a/Nortel Networks Corp....................     Canada     1,478,060   2,143,187
                                                                     -----------
Computers & Peripherals 2.5%
/a/EMC Corp................................ United States  1,083,940   8,183,747
Hewlett-Packard Co......................... United States    557,390   8,516,919
NEC Corp...................................     Japan      1,290,000   8,975,972
                                                                     -----------
                                                                      25,676,638
                                                                     -----------
Diversified Financials 2.8%
Merrill Lynch & Co. Inc.................... United States    250,000  10,125,000
Nomura Holdings Inc........................     Japan        726,000  10,660,437
Swire Pacific Ltd., A......................   Hong Kong    1,552,300   7,940,662
                                                                     -----------
                                                                      28,726,099
                                                                     -----------
Diversified Telecommunication Services 7.5%
AT&T Corp.................................. United States    500,000   5,350,000
Cable & Wireless PLC....................... United Kingdom 3,013,466   7,682,258
KT Corp., ADR..............................  South Korea     651,550  14,106,058
Nippon Telegraph & Telephone Corp..........     Japan          3,501  14,400,075
SBC Communications Inc..................... United States    353,280  10,775,040

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                  COUNTRY      SHARES      VALUE
-----------------------------------------------------------------------------------
Common Stocks (cont.)
Diversified Telecommunication Services (cont.)
Telecom Corp. of New Zealand Ltd..............  New Zealand   2,415,827 $ 5,784,712
/a/Telefonica SA..............................     Spain      1,067,040   8,957,336
Telefonos de Mexico SA de CV (TELMEX), L, ADR.     Mexico       315,225  10,112,418
WorldCom Inc.-WorldCom Group.................. United States    765,410      76,541
                                                                        -----------
                                                                         77,244,438
                                                                        -----------
Electric Utilities 5.1%
E.ON AG.......................................    Germany       278,000  16,198,546
Endesa SA.....................................     Spain        400,000   5,811,014
Hong Kong Electric Holdings Ltd...............   Hong Kong    2,683,498  10,028,778
Iberdrola SA, Br..............................     Spain        831,200  12,108,122
Korea Electric Power Corp.....................  South Korea     458,200   8,379,385
                                                                        -----------
                                                                         52,525,845
                                                                        -----------
Electrical Equipment .8%
Alstom SA.....................................     France       770,230   8,146,839
                                                                        -----------
Electronic Equipment & Instruments 3.4%
/a/Celestica Inc..............................     Canada       470,940  10,695,047
Hitachi Ltd...................................     Japan      1,820,500  11,771,129
/a/Jabil Circuit Inc.......................... United States    370,300   7,817,033
/a/Solectron Corp............................. United States    677,570   4,167,056
                                                                        -----------
                                                                         34,450,265
                                                                        -----------
Food & Drug Retailing 3.9%
Albertson's Inc............................... United States    537,800  16,381,388
J.Sainsbury PLC............................... United Kingdom 1,854,319  10,062,152
/a/The Kroger Co.............................. United States    654,190  13,018,381
                                                                        -----------
                                                                         39,461,921
                                                                        -----------
Food Products 3.4%
General Mills Inc............................. United States    305,670  13,473,934
H.J. Heinz Co................................. United States    230,419   9,470,221
/a/Smucker JM Co.............................. United States      2,676      91,325
Unilever PLC.................................. United Kingdom 1,244,800  11,346,377
                                                                        -----------
                                                                         34,381,857
                                                                        -----------
Gas Utilities 1.3%
TransCanada PipeLines Ltd.....................     Canada       895,913  13,548,556
                                                                        -----------
Health Care Providers & Services .9%
CIGNA Corp.................................... United States     94,950   9,250,029
                                                                        -----------
Hotels Restaurants & Leisure .6%
Carnival Corp................................. United States    204,140   5,652,637
                                                                        -----------
Household Durables 2.1%
Koninklijke Philips Electronics NV............  Netherlands     562,480  15,704,067
Newell Rubbermaid Inc......................... United States    159,593   5,595,331
                                                                        -----------
                                                                         21,299,398
                                                                        -----------
Household Products
Procter & Gamble Co........................... United States      3,090     275,937
                                                                        -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                         COUNTRY       SHARES      VALUE
    -----------------------------------------------------------------------
    Common Stocks (cont.)
    Industrial Conglomerates 2.2%
    Hutchison Whampoa Ltd............   Hong Kong     1,068,000 $ 7,975,820
    Smiths Group PLC................. United Kingdom    850,100  11,039,923
    Tyco International Ltd........... United States     262,920   3,552,049
                                                                -----------
                                                                 22,567,792
                                                                -----------
    Insurance 5.2%
    Ace Ltd..........................    Bermuda        302,000   9,543,200
    Allstate Corp.................... United States     271,990  10,058,190
    American International Group Inc. United States      20,600   1,405,538
    AXA SA...........................     France        526,640   9,632,390
    Sampo-Leonia OY, A...............    Finland        354,000   2,761,910
    Swiss Reinsurance Co.............  Switzerland       29,200   3,861,750
    Torchmark Corp................... United States     135,740   5,185,268
    XL Capital Ltd., A...............    Bermuda        127,100  10,765,370
                                                                -----------
                                                                 53,213,616
                                                                -----------
    Internet Software & Services .4%
    /a/VeriSign Inc.................. United States     523,215   3,761,916
                                                                -----------
    It Consulting & Services .5%
    Satyam Computers Services Ltd....     India       1,078,580   5,082,748
                                                                -----------
    Machinery 3.9%
    Invensys PLC..................... United Kingdom  5,630,280   7,637,943
    Komatsu Ltd......................     Japan       2,400,000   8,590,022
    Sandvik AB.......................     Sweden        440,000  10,987,492
    Volvo AB, B......................     Sweden        595,620  12,346,034
                                                                -----------
                                                                 39,561,491
                                                                -----------
    Media 1.2%
    APN News & Media Ltd.............   Australia     2,683,903   5,499,122
    United Business Media PLC........ United Kingdom  1,074,184   7,122,367
                                                                -----------
                                                                 12,621,489
                                                                -----------
    Metals & Mining 4.0%
    /a/AK Steel Holding Corp......... United States     795,400  10,189,074
    Barrick Gold Corp................     Canada        348,800   6,623,712
    BHP Billiton PLC.................   Australia     2,434,080  13,263,781
    POSCO............................  South Korea       98,092  10,885,521
                                                                -----------
                                                                 40,962,088
                                                                -----------
    Multiline Retail 2.0%
    Marks & Spencer Group PLC........ United Kingdom  1,682,247   9,557,930
    Sears, Roebuck & Co.............. United States     208,370  11,314,491
                                                                -----------
                                                                 20,872,421
                                                                -----------
    Oil & Gas 6.7%
    Burlington Resources Inc......... United States     193,400   7,349,200
    Eni SpA..........................     Italy       1,081,305  17,193,066
    Occidental Petroleum Corp........ United States     278,380   8,348,616
    PetroChina Co. Ltd., H...........     China      29,950,000   6,374,015
    Repsol YPF SA....................     Spain         833,660   9,830,430
    Shell Transport & Trading Co. PLC United Kingdom  2,540,483  19,168,050
                                                                -----------
                                                                 68,263,377
                                                                -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                                COUNTRY       SHARES
------------------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Paper & Forest Products 3.2%
Bowater Inc................................................................................. United States      191,800
International Paper Co...................................................................... United States      240,000
UPM-Kymmene Corp............................................................................    Finland         312,200



Pharmaceuticals 6.2%
Abbott Laboratories......................................................................... United States      230,310
Bristol-Myers Squibb Co..................................................................... United States      510,430
/a/Elan Corp. PLC, ADR...................................................................... Irish Republic     448,870
Merck KGAA..................................................................................    Germany         316,440
Mylan Laboratories Inc...................................................................... United States      264,440
Pharmacia Corp.............................................................................. United States      379,150
/a/Shire Pharmaceuticals Group PLC.......................................................... United Kingdom     880,440



Real Estate 1.6%
Cheung Kong Holdings Ltd....................................................................   Hong Kong      2,011,499

Road & Rail .8%
East Japan Railway Co.......................................................................     Japan            1,316
Nippon Express Co. Ltd......................................................................     Japan          454,000



Semiconductor Equipment & Products 1.6%
/a/Agere Systems Inc., A.................................................................... United States    1,379,680
Samsung Electronics Co. Ltd.................................................................  South Korea        53,920



Wireless Telecommunication Services 1.2%
/a/AT&T Wireless Services Inc............................................................... United States    1,000,000
/a/China Mobile (Hong Kong) Ltd.............................................................     China        1,672,500
SK Telecom Co. Ltd., ADR....................................................................  South Korea        54,400



Total Common Stocks (Cost $1,021,731,007)...................................................

Preferred Stocks 1.4%
Volkswagen AG, pfd..........................................................................    Germany          60,000
Cia Vale Do Rio Doce, ADR, pfd. A...........................................................     Brazil         120,000
Petroleo Brasileiro SA, ADR, pfd............................................................     Brazil         350,000
Petroleo Brasileiro SA, pfd.................................................................     Brazil         157,470

Total Preferred Stocks (Cost $18,954,432)...................................................

Total Long Term Investments (Cost $1,040,685,439)...........................................


                                                                                                             PRINCIPAL
                                                                                                              AMOUNT
                                                                                                            -----------
/b/Repurchase Agreement 3.2%
Dresdner Bank AG., 1.85%, 7/01/02 (Maturity Value $33,402,149) (Cost 33,397,000)............ United States  $33,397,000
Collateralized by U.S.Treasury Bills, Notes, and Bonds, and U.S.Government Agency Securities

Total Investments (Cost $1,074,082,439) 99.3%...............................................
Other Assets, less Liabilities .7%..........................................................

Total Net Assets 100%.......................................................................

                                                                                                 VALUE
-----------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Paper & Forest Products 3.2%
Bowater Inc................................................................................. $   10,428,166
International Paper Co......................................................................     10,459,200
UPM-Kymmene Corp............................................................................     12,289,930
                                                                                             --------------
                                                                                                 33,177,296
                                                                                             --------------
Pharmaceuticals 6.2%
Abbott Laboratories.........................................................................      8,671,172
Bristol-Myers Squibb Co.....................................................................     13,118,051
/a/Elan Corp. PLC, ADR......................................................................      2,455,319
Merck KGAA..................................................................................      8,516,029
Mylan Laboratories Inc......................................................................      8,290,194
Pharmacia Corp..............................................................................     14,199,168
/a/Shire Pharmaceuticals Group PLC..........................................................      7,783,666
                                                                                             --------------
                                                                                                 63,033,599
                                                                                             --------------
Real Estate 1.6%
Cheung Kong Holdings Ltd....................................................................     16,762,599
                                                                                             --------------
Road & Rail .8%
East Japan Railway Co.......................................................................      6,159,486
Nippon Express Co. Ltd......................................................................      2,405,223
                                                                                             --------------
                                                                                                  8,564,709
                                                                                             --------------
Semiconductor Equipment & Products 1.6%
/a/Agere Systems Inc., A....................................................................      1,931,552
Samsung Electronics Co. Ltd.................................................................     14,746,200
                                                                                             --------------
                                                                                                 16,677,752
                                                                                             --------------
Wireless Telecommunication Services 1.2%
/a/AT&T Wireless Services Inc...............................................................      5,850,000
/a/China Mobile (Hong Kong) Ltd.............................................................      4,953,205
SK Telecom Co. Ltd., ADR....................................................................      1,348,575
                                                                                             --------------
                                                                                                 12,151,780
                                                                                             --------------
Total Common Stocks (Cost $1,021,731,007)...................................................    970,742,683
                                                                                             --------------
Preferred Stocks 1.4%
Volkswagen AG, pfd..........................................................................      1,931,737
Cia Vale Do Rio Doce, ADR, pfd. A...........................................................      3,114,000
Petroleo Brasileiro SA, ADR, pfd............................................................      6,090,000
Petroleo Brasileiro SA, pfd.................................................................      2,743,712
                                                                                             --------------
Total Preferred Stocks (Cost $18,954,432)...................................................     13,879,449
                                                                                             --------------
Total Long Term Investments (Cost $1,040,685,439)...........................................    984,622,132
                                                                                             --------------




/b/Repurchase Agreement 3.2%
Dresdner Bank AG., 1.85%, 7/01/02 (Maturity Value $33,402,149) (Cost 33,397,000)............     33,397,000
Collateralized by U.S.Treasury Bills, Notes, and Bonds, and U.S.Government Agency Securities
                                                                                             --------------
Total Investments (Cost $1,074,082,439) 99.3%...............................................  1,018,019,132
Other Assets, less Liabilities .7%..........................................................      6,822,044
                                                                                             --------------
Total Net Assets 100%....................................................................... $1,024,841,176
                                                                                             --------------

/a/Non-income producing
/b/At June 30, 2002, all repurchase agreements held by the Fund had been entered into on June 28, 2002.

                                                                          TG-11
                       See notes to financial statements

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2002 (unaudited)

         Assets:
           Investments in securities:
             Cost....................................... $1,074,082,439
                                                         --------------
             Value......................................  1,018,019,132
           Foreign currency, at value (cost $6,807,223).      7,152,077
           Receivables:.................................
             Investment securities sold.................     20,052,236
             Capital shares sold........................        417,137
             Dividends and interest.....................      3,137,766
                                                         --------------
              Total assets..............................  1,048,778,348
                                                         --------------
         Liabilities:
           Payables:
             Investment securities purchased............     13,906,298
             Capital shares redeemed....................      8,778,317
             Affiliates.................................        757,634
             Reports to shareholders....................        148,712
           Funds advanced by custodian..................        221,547
           Other liabilities............................        124,664
                                                         --------------
              Total liabilities.........................     23,937,172
                                                         --------------
                Net assets, at value.................... $1,024,841,176
                                                         --------------
         Net assets consist of:
           Undistributed net investment income.......... $   12,025,124
           Net unrealized depreciation..................   (55,692,783)
           Accumulated net realized loss................    (1,361,854)
           Capital shares...............................  1,069,870,689
                                                         --------------
                Net assets, at value.................... $1,024,841,176
                                                         --------------
         Class 1:
           Net asset, at value.......................... $  869,819,088
                                                         --------------
           Shares outstanding...........................     84,495,785
                                                         --------------
           Net asset value and offering price per share. $        10.29
                                                         --------------
         Class 2:
           Net asset, at value.......................... $  155,022,088
                                                         --------------
           Shares outstanding...........................     15,168,000
                                                         --------------
           Net asset value and offering price per share. $        10.22
                                                         --------------

TG-12
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2002 (unaudited)

Investment income:
  (net of foreign taxes and fees of $1,454,404)
  Dividends................................................................... $ 16,132,436
  Interest....................................................................      647,440
                                                                               ------------
    Total investment income...................................................   16,779,876
                                                                               ------------
Expenses:
  Management fees (Note 3)....................................................    4,303,493
  Distribution fees - Class 2 (Note 3)........................................      169,444
  Custodian fees..............................................................      115,565
  Reports to shareholders.....................................................      160,447
  Other.......................................................................       55,032
                                                                               ------------
    Total expenses............................................................    4,803,981
                                                                               ------------
       Net investment income..................................................   11,975,895
                                                                               ------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments...............................................................      792,998
    Foreign currency transactions.............................................      (83,730)
                                                                               ------------
       Net realized gain......................................................      709,268
  Net unrealized appreciation (depreciation) on:
    Investments...............................................................  (44,507,704)
    Translation of assets and liabilities denominated in foreign currencies...      521,665
                                                                               ------------
       Net unrealized depreciation............................................  (43,986,039)
                                                                               ------------
Net realized and unrealized loss..............................................  (43,276,771)
                                                                               ------------
Net decrease in net assets resulting from operations.......................... $(31,300,876)
                                                                               ------------



                                                                          TG-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited) and year ended December 31, 2001

                                                                                            Six Months Ended    Year Ended
                                                                                             June 30, 2002   December 31, 2001
                                                                                            ---------------- -----------------
Increase (decrease) in net assets:
  Operations:
    Net investment income..................................................................  $   11,975,895   $   23,937,177
    Net realized gain from investments and foreign currency transactions...................         709,268       20,181,710
    Net unrealized depreciation on investments and translation of assets and liabilities
     denominated in foreign currencies.....................................................     (43,986,039)     (56,838,661)
                                                                                            ---------------- -----------------
     Net decrease in net assets resulting from operations..................................     (31,300,876)     (12,719,774)
  Distributions to shareholders from:
    Net investment income:
     Class 1...............................................................................     (20,070,527)     (21,511,485)
     Class 2...............................................................................      (3,259,082)      (1,649,342)
    Net realized gains:
     Class 1...............................................................................     (18,428,918)    (179,283,207)
     Class 2...............................................................................      (3,204,573)     (14,800,192)
                                                                                            ---------------- -----------------
  Total distributions to shareholders......................................................    (44,963,100)     (217,244,226)
  Capital Share transactions: (Note 2)
     Class 1...............................................................................     (32,013,154)      17,018,594
     Class 2...............................................................................      52,468,333       50,914,824
                                                                                            ---------------- -----------------
  Total capital share transactions.........................................................      20,455,179       67,933,418
     Net decrease in net assets............................................................     (55,808,797)    (162,030,582)
Net assets:
  Beginning of period......................................................................   1,080,649,973    1,242,680,555
                                                                                            ---------------- -----------------
  End of period............................................................................  $1,024,841,176   $1,080,649,973
                                                                                            ---------------- -----------------
Undistributed net investment income included in net assets:
  End of period............................................................................  $   12,025,124   $   23,378,838
                                                                                            ---------------- -----------------

TG-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company consisting of twenty-four series (the Funds). Templeton Growth Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risk of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                    Six Months Ended               Year Ended
                                                      June 30, 2002             December 31, 2001
                                               --------------------------  ---------------------------
                                                  Shares        Amount        Shares        Amount
Class 1 Shares:                                -----------  -------------  -----------  -------------
Shares sold...................................  20,985,575  $ 232,490,318   34,407,516  $ 411,498,298
Shares issued in reinvestment of distributions   3,694,764     38,499,445   17,864,296    200,794,692
Shares redeemed............................... (24,347,351)  (303,002,917) (49,693,524)  (595,274,396)
                                               ------------------------------------------------------
Net increase (decrease).......................  (2,667,012) $ (32,013,154)   2,578,288  $  17,018,594
                                               ------------------------------------------------------
Class 2 Shares:
Shares sold...................................   9,132,568  $ 100,109,045   24,877,364  $ 299,417,251
Shares issued in reinvestment of distributions     624,508      6,463,654    1,471,336     16,449,534
Shares redeemed...............................  (4,934,346)   (54,104,366) (21,775,179)  (264,951,961)
                                               ------------------------------------------------------
Net increase..................................   4,822,730  $  52,468,333    4,573,521  $  50,914,824
                                               ------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Templeton Global Advisors Ltd. (TGAL)                         Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to TGAL based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           1.00%        First $100 million
           .90%         Over $100 million, up to and including $250 million
           .80%         Over $250 million, up to and including $500 million
           .75%         Over $500 million

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the average daily net assets, and is not an additional expense of the Fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had deferred currency losses occurring subsequent to October 31, 2001 of $132,538. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income (loss) differs for financial statements and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

At June 30, 2002, the net unrealized depreciation based on the cost of investments for income tax purposes of $1,076,016,936 was as follows:

                   Unrealized appreciation.... $ 115,158,050
                   Unrealized depreciation....  (173,155,854)
                                               -------------
                   Net unrealized depreciation $ (57,997,804)
                                               -------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $256,534,707 and $171,276,259 respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Tax Designation

At December 31, 2001, more than 50% of the Templeton Growth Securities Funds total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The Following tables provide a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on June 17, 2002.

                               Class 1                   Class 2
                      ------------------------- -------------------------
                      Foreign Tax    Foreign    Foreign Tax    Foreign
                         Paid     Source Income    Paid     Source Income
       Country         Per Share    Per Share    Per Share    Per Share
       ------------------------------------------------------------------
       Argentina.....    0.0000       0.0021       0.0000       0.0020
       Australia.....    0.0000       0.0101       0.0000       0.0097
       Bermuda.......    0.0000       0.0033       0.0000       0.0032
       Brazil........    0.0047       0.0283       0.0047       0.0271
       Canada........    0.0011       0.0048       0.0011       0.0046
       China.........    0.0000       0.0054       0.0000       0.0051
       Finland.......    0.0013       0.0069       0.0013       0.0066
       France........    0.0002       0.0013       0.0002       0.0012
       Germany.......    0.0014       0.0110       0.0014       0.0105
       Hong Kong.....    0.0000       0.0235       0.0000       0.0225
       Italy.........    0.0004       0.0023       0.0004       0.0022
       Japan.........    0.0006       0.0034       0.0006       0.0033
       Mexico........    0.0003       0.0033       0.0003       0.0031
       Netherlands...    0.0016       0.0085       0.0016       0.0081
       New Zealand...    0.0004       0.0019       0.0004       0.0018
       Singapore.....    0.0004       0.0044       0.0004       0.0042
       South Korea...    0.0015       0.0072       0.0015       0.0069
       Spain.........    0.0017       0.0088       0.0017       0.0084
       Sweden........    0.0016       0.0085       0.0016       0.0081
       Switzerland...    0.0004       0.0023       0.0004       0.0022
       United Kingdom    0.0056       0.0427       0.0056       0.0408
                      ---------------------------------------------------
       TOTAL.........   $0.0232      $0.1900      $0.0232      $0.1816
                      ---------------------------------------------------

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Financial Statements



Statement of Assets and Liabilities
June 30, 2002 (unaudited)

Assets:
  Investment in Templeton Growth Securities Fund Fund, at value - cost ($11,354,101).  $8,485,775
Liabilities:
  Payable to Templeton Funds Annuity Company......................................... $    99,907
Net assets........................................................................... $ 8,385,868
                                                                                      -----------
Net assets attributable to annuitants - Annuity reserves (Note 1).................... $ 8,385,868
                                                                                      -----------

                                                                           SA-1
                      See notes to financial statements.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Financial Statements


Statement of Operations
Six months ended June 30, 2002 (unaudited)

      Investment Income:
      Income:
        Dividend distributions................................ $ 194,324
        Capital gains distributions...........................   178,430
                                                               ---------
          Total income........................................   372,754
      Expenses:
        Periodic charge (Note 2)..............................    49,555
                                                               ---------
             Net investment income............................   323,199
                                                               ---------
      Realized and unrealized gain on investments:
        Net realized (loss) on investments....................  (268,430)
        Unrealized (depreciation) of investments for the year.  (365,734)
                                                               ---------
        Net (loss) on investments.............................  (634,164)
                                                               ---------
      Net increase in net assets from operations.............. $(310,965)
                                                               ---------

SA-2
                      See notes to financial statements.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Financial Statements



Statements of Changes in Net Assets

                                                                       Six months ended
                                                                        June 30, 2002      Year ended
                                                                         (unaudited)    December 31, 2001
                                                                       ----------------------------------
Increase (decrease) in net assets from operations:
  Net investment income...............................................    $  323,199       $ 1,810,583
  Net realized gain (loss) on investments.............................      (268,430)         (376,685)
  Unrealized appreciation (depreciation) of investments for the year..      (365,734)       (1,668,369)

                                                                       ----------------------------------
     Net increase in net assets from operations.......................      (310,965)         (234,472)
                                                                       ----------------------------------
Annuity unit transactions:
  Proceeds from units sold............................................            --                --
  Annuity payments....................................................      (638,748)       (1,372,769)
Decrease in annuity reserves for mortality experience (Note 1)........       (32,838)            3,221
                                                                       ----------------------------------
  Net (decrease) in net assets derived from annuity unit transactions.      (671,586)       (1,369,548)
                                                                       ----------------------------------
     Total increase (decrease) in net assets..........................      (982,551)       (1,604,020)
Net Assets:
  Beginning of period.................................................     9,368,419        10,972,439
                                                                       ----------------------------------
  End of period.......................................................    $8,385,868       $ 9,368,419
                                                                       ----------------------------------


                                                                           SA-3
                      See notes to financial statements.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Notes to Financial Statements

1. ORGANIZATION AND SUMMARY OF ACCOUNTING POLICIES

The Templeton Funds Retirement Annuity Separate Account (the Separate Account) was established on February 4, 1987 by resolution of the Board of Directors of Templeton Funds Annuity Company (the Company) and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account is sold exclusively for use with the Templeton Retirement Annuity, an immediate variable annuity designed for distributing the benefits of tax deferred retirement plans and to provide annuity income from non-tax qualified accumulation. The Separate Account invests in the FTVIPT - Templeton Growth Securities Fund Class 1. The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

Valuation of Securities

Investments in shares of the Fund are carried in the Statement of Assets and Liabilities at net asset value (market value).

Dividends

Dividend income and capital gain distributions are recorded as income on the ex-dividend date and reinvestment in additional shares of the Fund.

Income Taxes

Operations of the Separate Account from a part of the Company, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Separate Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company understands that it will be treated as owner of the assets invested in the Separate Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an Annuitant's gross income until amounts are received pursuant to an Annuity.

Annuity Reserves

Annuity reserves are computed according to the 1983a Blended Unisex Mortality Table, with a 50% male/female content. The assumed interest rates are 9%, 7% and 3%. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Separate Account.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

2. PERIODIC CHARGE

The Company assesses a Periodic Charge against the Separate Account, equal on an annual basis to 1.1% of Separate Account assets. The Periodic Charge, in the following amounts, compensates the Company for expenses of administering the Separate Account and for assuming the risks that mortality experience will be lower than the rate assumed and that expenses will be greater than what is assumed: 0.3% of average annual net assets to cover expenses, 0.3% to cover expense risk and 0.5% to cover the mortality risk. The Periodic Charge is guaranteed as to Annuities issued prior to the effective date of any change in the Periodic Charge.

3. INVESTMENT TRANSACTIONS

During the period ended June 30, 2002, FTVIPT - Templeton Growth Securities Fund Class 1 shares purchases and sales aggregated $372,754 and $638,748 respectively. Realized gains and losses are reported on an identified cost basis.

4. CONCENTRATION OF CREDIT RISK

Financial instruments which potentially subject the Separate Account to concentrations of credit risk consist of investments in the FTVIPT - Templeton Growth Securities Fund Class 1. The Fund's investment securities are managed by professional investment managers within established guidelines. As of June 30, 2002, in management's opinion, the Separate Account had no significant concentration of credit risk.

                                                             INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.
--------------------------------------------------------------------------------
Credit Suisse First Boston High Yield (CSFB HY) Index is a trader-priced portfolio constructed to mirror the high yield debt market.
--------------------------------------------------------------------------------
Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return for the Dow is calculated by Wilshire Associates, Inc.
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Global (EMBIG) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.
--------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $U.S.
--------------------------------------------------------------------------------
J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer.
--------------------------------------------------------------------------------
Lipper VIP Equity Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity
Income Funds Classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds are defined as a fund that seeks relatively high current income and growth of income through investing at least 65% of its portfolio in dividend paying equity securities. As of 6/30/02, there were 49 funds in this category. Lipper calculations do not include fees or expenses. Fund performance relative to the average might have differed if such charges had been considered.

--------------------------------------------------------------------------------
Lipper VIP High Current Yield Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds Classification in the Lipper VIP underlying funds universe. Lipper High Current Yield Funds are defined as a fund that aims at high (relative) current yield from fixed income securities, has no quality or maturity restrictions, and tends to invest in lower grade debt issues. As of 6/30/02, there were 79 funds in this category. Lipper calculations do not include fees or expenses. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Lipper VIP Multi-Cap Value Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Cap Value Funds Classification in the Lipper VIP underlying funds universe. Lipper Multi-Cap Value Funds are defined as funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitaliza- tion range over an extended period of time. As of 6/30/02, there were 94 funds in this category. Lipper calculations do not include fees or expenses. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index
is market capitalization-weighted and measures the total returns of equity securities available to foreign (non-local) inves-
tors in the developed and emerging markets globally.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets in Europe, Australasia and the Far East.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) World Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets globally.
--------------------------------------------------------------------------------
National Association of Securities Dealers Automated Quotations (Nasdaq) Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

--------------------------------------------------------------------------------
Russell 1000(R) Index is market capitalization-weighted and measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represented approximately 92% of the total market capitalization of the Russell 3000 Index, as of June 30, 2002.
--------------------------------------------------------------------------------
Russell 2000(R) Index is market capitalization-weighted and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represented approximately 8% of the total market capitalization of the Russell 3000 Index, as of June 30, 2002.
--------------------------------------------------------------------------------
Russell 2000 Value Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Russell 2500(TM) Growth Index is market capitalization-weighted and measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------
Russell 3000(R) Index is market capitalization-weighted and measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represented approximately 98% of the investable U.S. equity market, as of June 30, 2002.
--------------------------------------------------------------------------------
Russell 3000 Growth Index is market capitalization-weighted and measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------
Russell 3000 Value Index is market capitalization-weighted and that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Russell Midcap(R) Value Index is market capitalization-weighted and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representa- tion. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
--------------------------------------------------------------------------------
Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). The index is capitalization-weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.
--------------------------------------------------------------------------------

[LOGO]
FRANKLIN/(R)/ TEMPLETON/(R)/                           One Franklin Parkway
       INVESTMENTS                                     San Mateo, CA 94403-1906





Semiannual Report
Franklin Templeton Variable Insurance Products Trust

Insurance Issuer
Templeton Funds Annuity Company
100 Fountain Pkwy.
St. Petersburg, FL 33716-1205
1-800-774-5001

Investment Manager
Templeton Global Advisors Limited
Lyford Cay
Nassau, N.P., Bahamas

Principal Underwriter
Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403

This report was prepared for contract owners who have previously received a prospectus for their annuity contract and for Templeton Growth Securities Fund, a series of Franklin Templeton Variable Insurance Products Trust.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls may be identified by the presence of a regular beeping tone.

TRA SA02 08/02                               [GRAPHIC]Printed on recycled paper